UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
March 22, 2006
Aastrom Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-22025 (Commission File No.)	94-3096597 (I.R.S. Employer Identification No.)
24 Frank Lloyd Wright Drive
P.O. Box 376
Ann Arbor, Michigan 48106
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(734) 930-5555
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On March 22, 2006, we issued a press release announcing the presentation at a medical symposium by Matthew L. Jimenez, M.D., the Principal Investigator of Aastrom’s U.S. Phase I/II multi-center clinical trial evaluating the use of Aastrom’s Tissue Repair Cells in the treatment of severe fractures that have failed prior treatment interventions. Dr. Jimenez’ presentation addresses the results from his early clinical experience with the first seven patients he has treated in this trial. A copy of the press release is attached hereto as Exhibit 99.1, and a copy of Dr. Jimenez’ presentation is attached hereto as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 22, 2006

99.2	Slides used in presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 22, 2006

AASTROM BIOSCIENCES, INC.

By:	/s/ Gerald D. Brennan, Jr.

Gerald D. Brennan, Jr.
Vice President, Administrative and
Financial Operations, CFO

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